UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2008

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-06544 (Commission File Number)	74-1648137 (IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     On February 7, 2008, with respect to the offering and sale of $250,000,000 aggregate principal amount of its 4.20% Senior Notes due 2013 (the “2013 Notes”) and $500,000,000 aggregate principal amount of its 5.25% Senior Notes due 2018 (the “2018 Notes”) (the 2013 Notes and the 2018 Notes collectively, the “Notes”), Sysco Corporation (“SYSCO”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters (the “Underwriters”).
     The Notes are being offered and sold under a Registration Statement on Form S-3ASR (Registration No. 333-149086) (the “Registration Statement”) and are described in a Prospectus Supplement dated February 7, 2008. Interest on the Notes will be paid semi-annually on February 12 and August 12, beginning August 12, 2008. The terms of the 2013 Notes are more fully described in the Ninth Supplemental Indenture, and the terms of the 2018 Notes are more fully described in the Tenth Supplemental Indenture, anticipated to be dated February 12, 2008 (the “Supplemental Indentures”) between SYSCO, as Issuer, and The Bank of New York Trust Company, N.A., as successor trustee (the “Trustee”). The Supplemental Indentures will be entered into in accordance with the provisions of the Indenture executed and delivered by SYSCO as of June 15, 1995.
     The Underwriting Agreement, the Supplemental Indentures, and the forms of the Notes are filed as Exhibits to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated February 7, 2008 between SYSCO and Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters

4.1	Form of Ninth Supplemental Indenture to be dated on or around February 12, 2008 between SYSCO and the Trustee relating to the 2013 Notes

4.2	Form of 4.20% Senior Note due February 12, 2013 (included as Annex A to Exhibit 4.1 above)

4.3	Form of Tenth Supplemental Indenture to be dated on or around February 12, 2008 between SYSCO and the Trustee relating to the 2018 Notes

4.4	Form of 5.25% Senior Note due February 12, 2018 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Arnall Golden Gregory LLP

23.1	Consent of Arnall Golden Gregory LLP (included in Exhibit 5.1 above)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION
Date: February 8, 2008	By:	/s/ Kathy O. Gish
Kathy O. Gish
Vice President and Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated February 7, 2008 between SYSCO and Goldman, Sachs & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the several underwriters

4.1	Form of Ninth Supplemental Indenture to be dated on or around February 12, 2008 between SYSCO and the Trustee relating to the 2013 Notes

4.2	Form of 4.20% Senior Note due February 12, 2013 (included as Annex A to Exhibit 4.1 above)

4.3	Form of Tenth Supplemental Indenture to be dated on or around February 12, 2008 between SYSCO and the Trustee relating to the 2018 Notes

4.4	Form of 5.25% Senior Note due February 12, 2018 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Arnall Golden Gregory LLP

23.1	Consent of Arnall Golden Gregory LLP (included in Exhibit 5.1 above)